EXHIBIT 99.2

                     CERTIFICATION PURSUANT TO
                       18 U.S.C SECTION 1350
                       AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with this quarterly Report of Lescarden Inc. (the "Company") on Form 10-QSB for the period ended November 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the "Report"),I, William E. Luther, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1. The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


          /s/ William E. Luther
              William E. Luther
              Chief Executive Officer and Chief Financial Officer
              January 10, 2007